9. Direct taxes, charges and contributions recoverable	12 Months Ended
Dec. 31, 2020
Direct Taxes, Charges And Contributions Recoverable [Abstract]
Direct taxes, charges and contributions recoverable
9.	Direct taxes, charges and contributions recoverable

	2020	2019

Direct taxes, fees and contributions recoverable	2,698,239	3,762,800

Income tax and social contribution (i)	381,905	428,443
PIS/COFINS (ii)	2,253,545	3,244,549
Other	62,789	89,808

Current portion	(1,421,112)	(1,395,193)
Non-current portion	1,277,127	2,367,607

(i) The amounts of income tax and social contribution are as substantially related to: (a) advances made over the period during which the use will take place at the closing of the current year and any balances in the next year; and (b) other income tax and social contribution credits from previous years whose current estimated period of use will be more than 12 months later.

(ii) The Recoverable PIS/COFINS amounts mainly refer to credits from a legal proceeding filed by TIM Celular S.A. (ultimately merged into TIM S.A., as well as TIM S.A. itself), with a favorable final decision in Higher Courts which discussed the exclusion of the ICMS from the PIS and COFINS calculation bases. According to the Company's internal evaluation, we expect to use such credits within the statute of limitations of up to 5 years.

In March 2017, the Federal Supreme Court (“STF”) recognized the unconstitutionality of including ICMS amounts in the calculation base of PIS and COFINS contributions.  TIM S.A. (previously named “Intelig Telecomunicações Ltda.”), as the surviving company from the merger of TIM Celular S.A. and other entities existing in the Group in the past, which had filed proceedings of the same nature, has been challenging this issue in court since 2006, with effects retroactive to five years, as permitted by the legislation.

In June 2019, by reason of a final and without appeal decision and calculation of amounts, the amount of R$ 2,875 million was recorded, being R$ 1,720 million of which corresponds to the principal, and R$ 1,155 million to inflation adjustments (amounts relating to TIM Celular S.A., which merged into TIM S.A. in October 2018).

In September 2019, because a final, non-appealable judgment was entered and amounts were awarded, the amount of R$ 148 million was recorded, of which R$ 75 million corresponds to the principal, and R$ 73 million to inflation adjustments, and such amounts being related to TIM S.A. itself (when it still did business under the name Intelig Telecomunicações Ltda.).

The amount recorded are updated monthly at the interest rate equivalent to the reference rate of the Special Settlement and Custody System (Selic), available on the website of the Brazilian Federal Revenue.

In 2020, TIM had used credits arising from the process of exclusion of ICMS from the calculation bases of PIS and COFINS, for payments of federal taxes, in the total amount of R$ 1.516 million. Of this amount, R$ 632 million of IRPJ and CSLL expenses were used in August 2020, relating to the year ended December 31, 2019, from the review of income taxes calculation to include in the bases of calculation of these taxes the indebtedness arising from the aforementioned process.

In December 2020, after partial use of TIM S.A credits, in the amount of R$ 1.578 million, it is still recorded in the amounts of R$ 1,391 billion, of which R$ 908 billion as principal and R$ 483 million as inflation adjustments (values that are related to TIM Celular S.A.); and R$ 151 million, of which R$ 75 million as principal and R$ 76 million as inflation adjustments (former Intelig Telecomunicações Ltda.).